Exhibit 24.1


                                Power of Attorney


The undersigned, as a director of Stimsonite Corporation (the "Company"), does hereby constitute and appoint Robert E. Stutz and Thomas C. Ratchford, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and any and all amendments thereto, and to file the same with exhibits and schedules thereto and other documents therewith, with the Securities and Exchange commission, granting unto said attorney-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of March 1998.

                                                     /s/ Terrence D. Daniels
                                                     Terrence D. Daniels

                                Power of Attorney


The undersigned, as a director of Stimsonite Corporation (the "Company"), does hereby constitute and appoint Robert E. Stutz and Thomas C. Ratchford, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and any and all amendments thereto, and to file the same with exhibits and schedules thereto and other documents therewith, with the Securities and Exchange commission, granting unto said attorney-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of March 1998.

                                            /s/ Lawrence S. Eagleburger
                                            Lawrence S. Eagleburger

                                Power of Attorney


The undersigned, as a director of Stimsonite Corporation (the "Company"), does hereby constitute and appoint Robert E. Stutz and Thomas C. Ratchford, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and any and all amendments thereto, and to file the same with exhibits and schedules thereto and other documents therewith, with the Securities and Exchange commission, granting unto said attorney-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of March 1998.

                                                     /s/ Donald H. Haider
                                                     Donald H. Haider

                                Power of Attorney


The undersigned, as a director of Stimsonite Corporation (the "Company"), does hereby constitute and appoint Robert E. Stutz and Thomas C. Ratchford, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and any and all amendments thereto, and to file the same with exhibits and schedules thereto and other documents therewith, with the Securities and Exchange commission, granting unto said attorney-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of March 1998.

                                            /s/ Edward T. Harvey, Jr.
                                            Edward T. Harvey, Jr.

                                Power of Attorney


The undersigned, as a director of Stimsonite Corporation (the "Company"), does hereby constitute and appoint Robert E. Stutz and Thomas C. Ratchford, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and any and all amendments thereto, and to file the same with exhibits and schedules thereto and other documents therewith, with the Securities and Exchange commission, granting unto said attorney-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of March 1998.

                                                     /s/ Anthony R. Ignaczak
                                                     Anthony R. Ignaczak

                                Power of Attorney


The undersigned, as a director of Stimsonite Corporation (the "Company"), does hereby constitute and appoint Robert E. Stutz and Thomas C. Ratchford, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and any and all amendments thereto, and to file the same with exhibits and schedules thereto and other documents therewith, with the Securities and Exchange commission, granting unto said attorney-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of March 1998.

                                             /s/ Richard J.M. Poulson
                                             Richard J.M. Poulson

                                Power of Attorney


The undersigned, as a director of Stimsonite Corporation (the "Company"), does hereby constitute and appoint Robert E. Stutz and Thomas C. Ratchford, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and any and all amendments thereto, and to file the same with exhibits and schedules thereto and other documents therewith, with the Securities and Exchange commission, granting unto said attorney-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of March 1998.

                                                     /s/ Robert E. Stutz
                                                     Robert E. Stutz

                                Power of Attorney


The undersigned, as a director of Stimsonite Corporation (the "Company"), does hereby constitute and appoint Robert E. Stutz and Thomas C. Ratchford, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and any and all amendments thereto, and to file the same with exhibits and schedules thereto and other documents therewith, with the Securities and Exchange commission, granting unto said attorney-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of March 1998.

                                                     /s/ Jay R. Taylor
                                                     Jay R. Taylor